UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.       )

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Summit Materials Announces Expiration of Hart-Scott-Rodino Act Waiting Period for Pending Transaction with Cementos Argos

DENVER, October 24, 2023 – Summit Materials, Inc. (NYSE: SUM, “Summit” or the “Company”), a leading vertically integrated construction materials company, today announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), in connection with Summit’s pending combination with Argos North America Corp. (“Argos USA”), the U.S. operations of Cementos Argos S.A. (“Cementos Argos”).

The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the transaction. The transaction is expected to close in the first quarter of 2024 subject to customary closing conditions, including approval by Summit Materials shareholders.

Advisors

Morgan Stanley & Co. LLC is acting as financial advisor and Davis Polk & Wardwell LLP is acting as legal counsel to Summit Materials. J.P. Morgan Securities LLC is acting as lead financial advisor and Sullivan & Cromwell LLP is acting as legal counsel to Cementos Argos.

About Summit Materials

Summit Materials is a leading vertically integrated materials-based company that supplies aggregates, cement, ready-mix concrete and asphalt in the United States and British Columbia, Canada. Summit is a geographically diverse, materials-based business of scale that offers customers a single-source provider of construction materials and related downstream products in the public infrastructure, residential and nonresidential end markets. Summit has a strong track record of successful acquisitions since its founding and continues to pursue growth opportunities in new and existing markets. For more information about Summit Materials, please visit www.summit-materials.com.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the proposed transaction between Summit and Cementos Argos S.A. (“Cementos Argos”) (the "Transaction"). In connection with the Transaction, Summit filed a preliminary proxy statement on Schedule 14A with the SEC on October 18, 2023 and plans to file with the SEC a definitive proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Summit may file with the SEC and send to its shareholders in connection with the Transaction. The issuance of the stock consideration for the Transaction will be submitted to Summit’s shareholders for their consideration. Before making any voting decision, Summit’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Summit and the Transaction.

Summit’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Summit, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Summit with the SEC may be obtained, without charge, by contacting Summit through its website at https://investors.summit-materials.com/.

Participants in the Solicitation

Summit, its directors, executive officers and other persons related to Summit may be deemed to be participants in the solicitation of proxies from Summit’s shareholders in connection with the Transaction. Information about the directors and executive officers of Summit and their ownership of common stock of Summit is set forth in Summit’s annual report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 16, 2023 and in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 10, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This communication include “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “outlook,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the Transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in Summit’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings; and the following: (i) the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between us and Cementos Argos; (ii) the outcome of any legal proceedings that may be instituted against us or Cementos Argos; (iii) the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); (iv) the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and Cementos Argos operate; (v) the ability to promptly and effectively integrate our business and the businesses of Cementos Argos; (vi) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (vii) reputational risk and potential adverse reactions of our or Cementos Argos’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; (viii) the dilution caused by our issuance of additional shares of capital stock in connection with the Transaction; (ix) the diversion of management’s attention and time from ongoing business operations and opportunities on Transaction-related matters; and (x) the impact of the global COVID-19 pandemic on our or Cementos Argos’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of these materials. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Contacts

Investor Contact: Andy Larkin (720) 618-6013

Media Contact: Karli Anderson